PACIFIC SELECT FUND	SUPPLEMENT DATED OCTOBER 22, 2003 TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2003, AS SUPPLEMENTED

This supplement changes the fund’s prospectus effective October 22, 2003. This supplement must be preceded or accompanied by the fund’s prospectus dated May 1, 2003, as supplemented September 17, 2003. Remember to review the prospectus for other important information.

Who manages the portfolio section is amended

The portfolio manager information for the Mid-Cap Growth Portfolio is replaced with the following:

The portfolio is managed by Van Kampen’s small/mid cap growth team. Current members include:

Dennis P. Lynch is an executive director of Van Kampen. He joined Van Kampen in 1997.

David S. Cohen is an executive director of Van Kampen. He joined Van Kampen in 1993.

About the portfolios section is amended

The third paragraph for the Mid-Cap Growth Portfolio is replaced with the following:

The portfolio manager invests in companies that it believes exhibit some or all of the following characteristics: (i) significant growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams.

Performance of comparable accounts	The Van Kampen Mid-Cap Growth Composite Chart on page 91 of the prospectus is deleted.

Form No.	15-25463-00 85-25464-00 FSUPP1003